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                                                                       Exhibit 1

                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13G

      Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G/A need be filed with respect to the ownership by each of the undersigned of shares of stock of Nobel Learning Communities, Inc.

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      EXECUTED this 11 day of February, 2005.

                                    EDISON VENTURE FUND II, L.P.

                                    By: Edison Partners II, L.P., its General
                                        Partner

                                    By: /s/ John H. Martinson
                                        ----------------------------------------
                                    John H. Martinson
                                    General Partner of Edison Partners II, L.P.

                                    EDISON PARTNERS II, L.P.

                                    By: /s/ John H. Martinson
                                    --------------------------------------------
                                    Name:  John H. Martinson
                                    Title: General Partner

                                        /s/ John H. Martinson
                                    --------------------------------------------
                                    John H. Martinson

                                    /s/ John H. Martinson, as Attorney-in-fact
                                    --------------------------------------------
                                    Richard J. Defieux

                                    /s/ John H. Martinson, as Attorney-in-fact
                                    --------------------------------------------
                                    Gustav H. Koven

                                    /s/ John H. Martinson, as Attorney-in-fact
                                    --------------------------------------------
                                    Thomas A. Smith